EXHIBIT 21.1

AFFORDABLE RESIDENTIAL COMMUNITIES INC.
LIST OF SUBSIDIARIES

Company Name	Jurisdiction Organized
Affordable I, L.L.C.	Delaware
Affordable III, L.L.C.	Delaware
Affordable Residential Communities LP	Delaware
ARC Brokerage, L.L.C.	Delaware
ARC Communities 1 LLC	Delaware
ARC Communities 2 LLC	Delaware
ARC Communities 3 LLC	Delaware
ARC Communities 4 LLC	Delaware
ARC Communities 5 LLC	Delaware
ARC Communities 6 LLC	Delaware
ARC Communities 7 LLC	Delaware
ARC Communities 8 LLC	Delaware
ARC Dealership, Inc.	Colorado
ARC Housing LLC	Delaware
ARC III, L.L.C.	Delaware
ARC Insurance Services, Inc.	Delaware
ARC Insurance Services, L.L.C.	Wyoming
ARC IV REIT, Inc.	Maryland
ARC Management Services, Inc.	Delaware
ARC MEZZ 1 LLC	Delaware
ARC MEZZ 2 LLC	Delaware
ARC MEZZ 3 LLC	Delaware
ARC MEZZ 4 LLC	Delaware
ARC MEZZ 5 LLC	Delaware
ARC MEZZ 6 LLC	Delaware
ARC MEZZ 7 LLC	Delaware
ARC MEZZ 8 LLC	Delaware
ARC Opportunity Fund, L.L.C.	Delaware
ARC Property Management, L.L.C.	Delaware
ARC Real Estate Holdings, LLC	Delaware
ARC Real Estate Services, L.L.C.	Colorado
ARC Real Estate, LLC	Delaware
ARC SPEI I, L.L.C.	Delaware
ARC SPEI II, L.L.C.	Delaware
ARC TRS, Inc.	Delaware
ARC3NC, L.L.C.	Delaware
ARC4BFND, L.L.C.	Delaware
ARC4FL, L.L.C.	Delaware
ARC4MEZ, L.L.C.	Delaware
ARC4NY, L.L.C.	Delaware
ARC4TX, L.L.C.	Delaware
ARC4UT, L.L.C.	Delaware
ARCCOGM LLC	Delaware
ARCD LLC	Delaware
ARCFLCS LLC	Delaware
ARCFLH LLC	Delaware
ARCGE LLC	Delaware
ARCHAR LLC	Delaware

Company Name	Jurisdiction Organized
ARCHC LLC	Delaware
ARCHomesmart, L.L.C.	Delaware
ARCI LLC	Delaware
ARCIV GV, Inc.	Delaware
ARCIV SPE, L.L.C.	Delaware
ARCMEZ3, L.L.C.	Delaware
ARCMEZII, L.L.C.	Delaware
ARCMOBV LLC	Delaware
ARCMS, Inc.	Delaware
ARCSBN LLC	Delaware
ARCTXTP LLC	Delaware
ARCVP LLC	Delaware
Colonial Gardens Water, Inc.	Kansas
Enspire Finance LLC	Delaware
Enspire Holdings LLC	Delaware
Enspire Insurance LLC	Delaware
Enspire LLC	Delaware
Enspire Management Services LLC	Delaware
Foremost Brokerage, L.L.C.	Colorado
Salmaho Irrigation Co.	Utah
Windstar Aviation Corp.	Delaware